                                                                    Exhibit 10.2

                                 AMENDMENT NO. 1
                                 ---------------


         AMENDMENT NO. 1, dated as of April 7, 2000 (this "AMENDMENT"), to and under the Credit Agreement (the "CREDIT AGREEMENT"), dated as of July 3, 1997, by and among OFFICEMAX, INC., an Ohio corporation (the "BORROWER"), the lenders party thereto, the Co-Agents party thereto, KEYBANK NATIONAL ASSOCIATION, as Documentation Agent, and THE BANK OF NEW YORK, as Administrative Agent and as Swing Line Lender.

                                    RECITALS
                                    --------

         I. Capitalized terms used herein and not defined herein shall have the meanings assigned to such terms in the Credit Agreement.

         II. The Borrower has requested that the Administrative Agent agree to amend the Credit Agreement upon the terms and conditions contained in this Amendment, and the Administrative Agent is willing so to agree.

         Accordingly, in consideration of the Recitals and the terms and conditions hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Borrower and the Administrative Agent hereby agree as follows:

         1. Notwithstanding the notice provisions contained in Section 2.7(a) of the Credit Agreement, effective upon the Amendment Effective Date (as hereinafter defined) the Aggregate Revolving Credit Commitment Amount is permanently reduced from $500,000,000 to $400,000,000.

         2. The definition of "Applicable Fee Percentage" contained in Section
1.1 of the Credit Agreement is amended in its entirety to read as follows:

                           "APPLICABLE FEE PERCENTAGE": at all times during the
                  applicable period set forth below, with respect to (i) the Facility Fee, the percentage set forth in the following table under the heading "Facility Fee" and opposite such period, and
                  (ii) Letter of Credit Commissions, the percentage set forth in the following table under the heading "Letter of Credit Commissions" and opposite such period:

      ======================================================================
      WHEN THE FIXED CHARGE
       COVERAGE RATIO IS
      ----------------------------------------------------------------------
      LESS THAN OR        AND GREATER                       LETTER OF CREDIT
      EQUAL TO               THAN           FACILITY FEE      COMMISSIONS
      ----------------------------------------------------------------------
           1.35:1.00                           0.500%           1.250%
      ----------------------------------------------------------------------
           1.50:1.00        1.35:1.00          0.375%           1.125%
      ----------------------------------------------------------------------
           1.65:1.00        1.50:1.00          0.375%           1.000%
      ----------------------------------------------------------------------
           1.85:1.00        1.65:1.00          0.300%           0.825%
      ----------------------------------------------------------------------
                            1.85:1.00          0.300%           0.700%
      ======================================================================


                           Changes in the Applicable Fee Percentage resulting
                  from a change in the Fixed Charge Coverage Ratio shall be based upon the Compliance Certificate most recently delivered under Section 7.1(c) and shall become effective on the date such Compliance Certificate is delivered to the Administrative Agent and the Lenders. Notwithstanding anything to the contrary contained in this definition, (i) if the Borrower shall fail to deliver to the Administrative Agent and the Lenders a Compliance Certificate on or prior to any date required hereby, the Fixed Charge Coverage Ratio for purposes of this definition only shall be deemed to be less than 1.35:1.00 from and including such date to the date of delivery to the Administrative Agent and the Lenders of such Compliance Certificate, and (ii) during the period commencing on the Amendment Effective Date and ending on the date of delivery of the Compliance Certificate for the fiscal quarter ended July 22, 2000, the Fixed Charge Coverage Ratio for purposes of this definition only shall be deemed to be less than or equal to 1.50:1.00 and greater than 1.35:1.00 if the Fixed Charge Coverage Ratio as reported in such Compliance Certificate is greater than 1.35:100, but if such Ratio reported in such Certificate is less than 1.35:100, the Ratio as so reported shall prevail.

         3. The definition of "Applicable Margin" contained in Section 1.1 of the Credit Agreement is amended in its entirety to read as follows:

                           "APPLICABLE MARGIN": at all times during the
                  applicable period set forth below, with respect to the unpaid principal balance of Eurodollar Advances, the percentage set forth in the following table under the heading "Applicable Margin" and opposite such period:

           ==============================================================
               WHEN THE FIXED CHARGE
                 COVERAGE RATIO IS

           --------------------------------------------------------------
           LESS THAN OR                AND GREATER       APPLICABLE
           EQUAL TO                       THAN             MARGIN
           --------------------------------------------------------------
                  1.35:1.00                                1.250%
           --------------------------------------------------------------
                  1.50:1.00             1.35:1.00          1.125%
           --------------------------------------------------------------
                  1.65:1.00             1.50:1.00          1.000%
           --------------------------------------------------------------
                  1.85:1.00             1.65:1.00          0.825%
           --------------------------------------------------------------
                                        1.85:1.00          0.700%
           ==============================================================

                           Changes in the Applicable Margin resulting from a
                  change in the Fixed Charge Coverage Ratio shall be based upon the Compliance Certificate most recently delivered under
                  Section 7.1(c) and shall become effective on the date such Compliance certificate is delivered to the Administrative Agent and the Lenders. Notwithstanding anything to the contrary contained in this definition, (i) if the Borrower shall fail to deliver to the Administrative Agent and the Lenders a Compliance Certificate on or prior to any date required hereby, the Fixed Charge Coverage Ratio for purposes of this definition only shall be deemed to be less than 1.35:1.00 from and including such date to the date of delivery to the Administrative Agent and the Lenders of such Compliance Certificate, and (ii) during the period commencing on the Amendment Effective Date and ending on the date of delivery of the Compliance Certificate for the fiscal quarter ended July 22, 2000, the Fixed Charge Coverage Ratio for purposes of this definition only shall be deemed to be less than or equal to 1.50:1.00 and greater than 1.35:1.00 if the Fixed Charge Coverage Ratio as reported in such Compliance Certificate is greater than 1.35:100, but if such Ratio reported in such Certificate is less than 1.35:100, the Ratio as so reported shall prevail.

         4. The definition of "Indebtedness for Borrowed Money" contained in
Section 1.1 of the Credit Agreement is amended in its entirety to read as follows:

                           "INDEBTEDNESS FOR BORROWED MONEY": as to any Person,
                  at a particular time, all items which constitute, without duplication, (i) indebtedness for borrowed money, (ii) indebtedness in respect of the deferred purchase price of Property (other than trade payables incurred in the ordinary course of business), (iii) indebtedness evidenced by notes, bonds, debentures or similar instruments, (iv)

                  Capital Lease Obligations, (v) all obligations of such Person in respect of Capital Stock subject to mandatory redemption or redemption at the option of the holder thereof, in whole or in part, (vi) all Contingent Obligations of such Person in respect of any of the foregoing, and (vii) the principal and interest portions of all rental obligations of such Person under any Synthetic Lease, tax retention operating lease, off-balance sheet loan or similar off-balance sheet financing product where such transaction is considered borrowed money indebtedness for tax purposes but is classified as an operating lease in accordance with GAAP.

         5. The definition of "Leverage Ratio" contained in Section 1.1 of the Credit Agreement is amended in its entirety to read as follows:

                           "LEVERAGE RATIO": as of the last day of any fiscal
                  quarter, the ratio of (i) Indebtedness for Borrowed Money of the Borrower and its Subsidiaries determined on a Consolidated basis in accordance with GAAP to (ii) the sum of (x) Consolidated EBITDA for the period of four consecutive fiscal quarters ending on such day PLUS (y) the principal and interest portions of all rental obligations of such Person for such period under any Synthetic Lease, tax retention operating lease, off-balance sheet loan or similar off-balance sheet financing product where such transaction is considered borrowed money indebtedness for tax purposes but is classified as an operating lease in accordance with GAAP.

         6. The definition of "Material Subsidiary Group" contained in Section
1.1 of the Credit Agreement is hereby deleted.

         7. The definitions of "Pricing Level", "Pricing Level I", "Pricing Level II", "Pricing Level III", "Pricing Level IV" and "Pricing Level V" contained in Section 1.1 of the Credit Agreement are hereby deleted.

         8. The definition of "Loan Documents" contained in Section 1.1 of the Credit Agreement is amended by adding the term "Guaranty" immediately after the term "Reimbursement Agreements" therein.

         9. The definition of "Special Counsel" contained in Section 1.1 of the Credit Agreement is amended by substituting "Bryan Cave LLP" for "Emmet, Marvin & Martin, LLP" therein.

         10. The definition of "Swing Line Commitment Amount" contained in
Section 1.1 of the Credit Agreement is amended by substituting "$35,000,000" for "$15,000,000" therein.

         11. The following definitions are added to Section 1.1 of the Credit Agreement in their appropriate alphabetical order:

                           "AMENDMENT EFFECTIVE DATE": the date on which
                  Amendment No. 1 to this Agreement becomes effective.

                           "CONSOLIDATED TANGIBLE NET WORTH": as of any date,
                  Consolidated Net Worth as of such date MINUS all intangible assets of the Borrower and its Subsidiaries on a Consolidated basis as of such date.

                           "GATEWAY CAPITAL STOCK": the Capital Stock of the
                  Borrower purchased by Gateway Companies, Inc. or any Affiliate thereof, including any Capital Stock into which the Capital Stock originally purchased may be converted.

                           "GUARANTOR": any Person (other than the Borrower)
                  that executes and delivers the Guaranty, in each case in accordance with Section 7.12.

                           "GUARANTY": the Guaranty, substantially in the form
                  of Exhibit N.

                           "INTERNET BUSINESS": the internet business currently
                  conducted by the Borrower as a division under the name "officemax.com" or any successors or assigns thereof.

                           "LOAN PARTIES": the Borrower and the Guarantors.

                           "MATERIAL ENTITY": any Person described in clause (a)
                  or (b) below:

                                    (a) any Subsidiary of the Borrower as to
                  which any of the following tests is met: (i) the Borrower and its other Subsidiaries' investments in and advances to such Subsidiary exceed 10% of the total assets of the Borrower and its Subsidiaries on a Consolidated basis as of the last day of the most recently completed fiscal quarter, (ii) such Subsidiary's proportionate share of the total assets (after intercompany eliminations) of the Borrower and its Subsidiaries on a Consolidated basis exceeds 10% of the total assets of the Borrower and its Subsidiaries on a Consolidated basis as of the last day of the most recently completed fiscal quarter, or (iii) the equity in the income from continuing operations before income taxes, extraordinary items and the cumulative effect of a change in accounting principles of such Subsidiary exceeds 10% of such income of the Borrower and its Subsidiaries on a Consolidated basis as of the last day of the most recently completed fiscal quarter; or

                                    (b) any Person in which the Borrower or any
                  of its Subsidiaries has an ownership interest (including, without limitation, any Subsidiary of the Borrower or any joint venture) and to whom the Borrower or any of its Subsidiaries, directly or indirectly, transfers all or a portion of the Internet Business.

                           "SYNTHETIC LEASE": any lease or other agreement for
                  the use or possession of Property creating obligations which do not appear as Indebtedness on the balance sheet of the lessee thereunder but which, upon the insolvency or bankruptcy of such person, may be characterized as the Indebtedness of such lessee without regard to the accounting treatment.

         12. Section 1.2(b) of the Credit Agreement is amended by substituting the phrase "(including for purposes of determining the Applicable Fee Percentage and the Applicable Margin)" for the phrase "(including for purposes of determining the applicable Pricing Level)" in the second sentence thereof.

         13. Section 7.1(a) of the Credit Agreement is amended and restated in its entirety to read as follows:

                           (a) FORM 10K. As soon as available, but in any event
                  within 95 days after the end of each fiscal year of the Borrower, a copy of the annual audited financial statements of the Borrower and its Subsidiaries, prepared on a Consolidated basis in accordance with GAAP, and on a combined basis with the Internet Business, as filed with the SEC. Such financial statements shall be certified without qualification as to going concern by the Accountants, which certification shall
                  (i) state that the examination by such Accountants in connection with such financial statements has been made in accordance with generally accepted auditing standards and, accordingly, included such tests of the accounting records and such other auditing procedures as were considered necessary in the circumstances, and (ii) include the opinion of such Accountants that such financial statements have been prepared in accordance with GAAP in a manner consistent with prior fiscal periods, except as otherwise specified in such opinion.

         14. Section 7.1 of the Credit Agreement is amended by adding a new subsection (e) to the end thereof to read as follows:

                           (e) Within 50 days after the end of each fiscal
                  quarter (except the last fiscal quarter) of each fiscal year of the Borrower, copies of unaudited financial statements with respect to the Internet Business, prepared in accordance with GAAP.

         15. Section 7.11(a) of the Credit Agreement is amended in its entirety to read as follows:

                           (a) FIXED CHARGE COVERAGE RATIO. Maintain a Fixed
                  Charge Coverage Ratio as of the end of each fiscal quarter during the applicable period set forth below equal to or greater than the ratio set forth below with respect to such period:

      =========================================================================
                                 PERIOD                           RATIO
      -------------------------------------------------------------------------
      Amendment Effective Date through April 28, 2001           1.25:1.00
      -------------------------------------------------------------------------
       April 29, 2001 through January 26, 2002                  1.35:1.00
      -------------------------------------------------------------------------
                     January 27, 2002 and thereafter            1.45:1.00
      =========================================================================


         16. Section 7.11 of the Credit Agreement is further amended by adding a new subsection (c) at the end thereof to read as follows:

                           (c) MINIMUM CONSOLIDATED TANGIBLE NET WORTH. Maintain
                  as of the last day of each fiscal quarter, Consolidated Tangible Net Worth in an amount not less than the sum of (i) $682,559,000, PLUS (ii) 50% of the Borrower's Consolidated net income (if positive) for each full fiscal quarter ending after January 22, 2000 to such date of determination PLUS (iii) any increase to Consolidated Tangible Net Worth resulting from any equity issuance by the Borrower after the Amendment Effective Date MINUS (iv) any decrease to Consolidated Tangible Net Worth resulting from repurchase or redemption of shares of Capital Stock pursuant to the terms of the repurchased or redeemed shares of Capital Stock.

         17. The Credit Agreement is amended by adding a new Section 7.12 to read as follows:

                           7.12     GUARANTY.

                                    Within 15 Business Days thereof, notify the
                  Administrative Agent in writing if any Person shall have become a Material Entity and within 15 days thereof cause each such Material Entity to execute and deliver to the Administrative Agent a completed Guaranty (or, if the Guaranty is then in effect, a Guaranty Supplement (as defined in the Guaranty)) and to deliver or cause each such Material Entity to deliver to the Administrative Agent such other agreements certificates, instruments and opinions of counsel with respect thereto as the Administrative Agent may request.

         18. Section 8.1 of the Credit Agreement is amended in its entirety to read as follows:

                           Permit any Subsidiary to create, incur, assume or
                  suffer to exist any liability for Indebtedness, except (i) Intercompany Indebtedness to the extent permitted by Section 8.6(c), (ii) in the case of Domestic Subsidiaries, (A) Indebtedness existing on the Effective Date as set forth on
                  Schedule 8.1, including refinancings but not increases thereof, (B) any Indebtedness of a Person or business acquired by a Domestic Subsidiary in a Permitted Acquisition, provided that such Indebtedness existed at the time of such Permitted Acquisition and was not incurred in contemplation thereof, and
                  (C) other Indebtedness in an aggregate outstanding principal amount not exceeding $5,000,000, (iii) in the case of Foreign Subsidiaries, Indebtedness (on a combined basis) at any one time outstanding not in excess of 15% of Consolidated Net Worth, (iv) Contingent Obligations not exceeding $5,000,000 in the aggregate in respect of real Property leases that have been assigned (which term shall also include new leases entered into between a landlord and a third party in respect of real Property being vacated by a Subsidiary) by a Subsidiary, the terms of which assignment, or the landlord's consent therefor or any such Contingent Obligation, require the Subsidiary to remain liable for rent and other performance in respect of the assigned lease and (v) obligations under Synthetic Leases, if after giving effect thereto no Default would exist.

         19. Section 8.7 of the Credit Agreement is amended in its entirety to read as follows:

                           Declare or pay any Restricted Payments payable in
                  cash or otherwise or apply any of its Property thereto or set apart any sum therefor, or permit any of its Subsidiaries so to do, except that: (i) a wholly owned Subsidiary may declare and pay Restricted Payments to the Borrower, (ii) provided that no Default would exist before or after giving effect thereto, the Borrower may (A) declare and pay cash dividends on its common Capital Stock, (B) repurchase shares of its common Capital Stock solely from officers and employees in connection with the ordinary operation of its compensation plans and (C) repurchase or redeem shares of Gateway Capital Stock pursuant to the terms thereof.

         20. Section 9.1(c) the Credit Agreement is amended in its entirety to read as follows:

                           (c) The failure of the Borrower to observe or perform
                  any covenant or agreement contained in Sections 2.9, 7.3, 7.11, 7.12 or Section 8 or the failure of any Guarantor to perform any covenant or agreement contained in the Guaranty; or

         21. Section 9.1(d) of the Credit Agreement is amended by adding the phrase "or any Guarantor" immediately following the word "Borrower" on the first line thereof.

         22. Sections 9.1(h) and (i) of the Credit Agreement are amended by replacing the term "Material Subsidiary Group" in each place it appears in such Sections with the term "Material Entity".

         23. Section 9.1 the Credit Agreement is further amended by substituting "; or" for the period at the end of subsection (k) and by adding a new subsection (l) to read as follows:

                           (l) Any Loan Document shall cease, for any reason, to
                  be in full force and effect, or any Loan Party shall so assert in writing or shall disavow any of its obligations thereunder.

         24. Section 11.1(a) the Credit Agreement is amended by adding the following clause immediately before the semicolon at the end thereof to read as follows:

                           or (xiii) release any Material Entity from its
                  obligations under the Guaranty (except as expressly provided in the Guaranty or as a result of the sale or other disposition of the interest of the Borrower or any of its Subsidiaries in such Material Entity in a transaction permitted by this Agreement), or limit its liability in respect of such Guaranty, provided that release of the Internet Business shall require only the consent of the Required Lenders

         25. Exhibit E in the form annexed hereto is substituted for Exhibit E to the Credit Agreement.

         26. Exhibit N in the form annexed hereto is added to the Credit Agreement.

         27. Paragraphs 1 - 26 of this Amendment shall not be effective until the prior or simultaneous fulfillment of the following conditions:

                  (a) The Administrative Agent (or Special Counsel) shall have received from the Borrower and Required Lenders either (i) a counterpart of this Amendment signed on behalf of such party or (ii) written evidence satisfactory to the Administrative Agent (which may include telecopy transmission of a signed signature page of this Amendment) that such party has signed a counterpart of this Amendment.

                  (b) The Administrative Agent shall have received a replacement Swing Line Note in the principal amount of the Swing Line Commitment Amount as amended by paragraph 9 of this Amendment.

                  (c) The Administrative Agent shall have received a certificate of the Secretary or Assistant Secretary of the Borrower: (i) attaching a true and complete copy of the resolutions of its Board of Directors authorizing this Amendment in form and substance satisfactory to the Administrative Agent, (ii) certifying that its certificate of incorporation and by-laws have not been amended since July 3, 1997, or, if so, setting forth the same and (iii) setting forth the incumbency of its officer or officers who may sign this Amendment, including therein a signature specimen of such officer or officers.

                  (d) The Administrative Agent shall have received a favorable written opinion (addressed to the Administrative Agent, the Issuing Bank, the Swing Line Lender and the Lenders and dated the Amendment Effective Date) from Baker & Hostetler, LLP on behalf of the Loan Parties, in form and substance reasonably satisfactory to the Administrative Agent.

                  (e) The representations and warranties contained in the Loan Documents shall be true and correct in all material respects (except to the extent such representations and warranties specifically relate to an earlier date) and no Default or Event of Default shall exist, and the Administrative Agent shall have received a certificate of an officer of the Borrower, dated the Amendment Effective Date, certifying to such effect.

                  (f) The Administrative Agent shall have received, for the account of each Lender which approves this Amendment on or before the Amendment Effective Date, an amendment fee equal to 0.125% of such Lender's Revolving Credit Commitment Amount as reduced pursuant to Paragraph 1 of this Amendment.

                  (g) All fees and expenses payable on the Amendment Effective Date, including the reasonable fees and disbursements of Special Counsel incurred to date, shall have been paid.

                  (h) The Administrative Agent shall have received such other documents as it shall reasonably request.

         28. The Borrower hereby (a) represents and warrants that all of the representations and warranties contained in the Loan Documents true and correct in all material respects with the same effect as though such representations and warranties had been made on the date hereof, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties are true and correct on and as of such earlier date, and (b) reaffirms and admits the validity and enforceability of each Loan Document and all of the obligations of each Loan Party under such Loan Document.

         29. The Borrower hereby further represents and warrants that as of the Amendment Effective Date, all of the Material Entities are listed on Schedule I hereto.

         30. In all other respects, the Loan Documents shall remain in full force and effect, and no amendment in respect of any term or condition of any Loan Document shall be deemed to be an amendment in respect of any other term or condition contained in any Loan Document.

         31. This Amendment may be executed in any number of counterparts all of which, when taken together, shall constitute one agreement. In making proof of this Amendment, it shall only be necessary to produce the counterpart executed and delivered by the party to be charged.

         32. THIS AMENDMENT IS BEING EXECUTED AND DELIVERED IN, AND IS INTENDED TO BE PERFORMED IN, THE STATE OF NEW YORK AND SHALL BE CONSTRUED AND ENFORCEABLE IN ACCORDANCE WITH, AND BE GOVERNED BY, THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAWS, BUT INCLUDING SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW.

                  AS EVIDENCE of the agreement by the parties hereto to the terms and conditions herein contained, each such party has caused this Amendment No. 1 to be executed on its behalf.



                                            OFFICEMAX, INC.


                                            By:/s/Jeffrey L. Rutherford
                                               ------------------------------
                                            Name: Jeffrey L. Rutherford
                                                 ----------------------------
                                            Title: Executive Vice President,
                                                   Chief Financial Officer
                                                  ---------------------------

                                 OFFICEMAX, INC.
                                 AMENDMENT NO. 1
                                 ---------------




                                         THE BANK OF NEW YORK, as Administrative
                                         Agent

                                         By: /s/William M. Barnum
                                            ------------------------------
                                         Name: William M. Barnum
                                              ----------------------------
                                         Title: Vice President
                                               ---------------------------



         CONSENTED TO AND AGREED:

         THE BANK OF NEW YORK,
         individually

         By: /s/William M. Barnum
            ------------------------------
         Name: William M. Barnum
              ----------------------------
         Title: Vice President
               ---------------------------

                                 OFFICEMAX, INC.
                                 AMENDMENT NO. 1
                                 ---------------




         CONSENTED TO AND AGREED:

         KEYBANK, N.A.



         By: /s/Frank J. Jancar
            ------------------------------
         Name: Frank J. Jancar
              ----------------------------
         Title: Vice President
               ---------------------------

                                 OFFICEMAX, INC.
                                 AMENDMENT NO. 1
                                 ---------------



         CONSENTED TO AND AGREED:

         FIRST UNION NATIONAL BANK



         By: /s/Joan L. Anderson
            ------------------------------
         Name: Joan L. Anderson
              ----------------------------
         Title: Vice President
               ---------------------------

                                 OFFICEMAX, INC.
                                 AMENDMENT NO. 1
                                 ---------------




         CONSENTED TO AND AGREED:

         BANK OF AMERICA, N.A.



         By: /s/Bridget Garavalia
            ------------------------------
         Name: Bridget Garavalia
              ----------------------------
         Title: Managing Director
               ---------------------------

                                 OFFICEMAX, INC.
                                 AMENDMENT NO. 1
                                 ---------------




         CONSENTED TO AND AGREED:

         BANK ONE, N.A.



         By: /s/Debora K. Oberling
            ------------------------------
         Name: Debora K. Oberling
              ----------------------------
         Title: Vice President
               ---------------------------

                                 OFFICEMAX, INC.
                                 AMENDMENT NO. 1
                                 ---------------



         CONSENTED TO AND AGREED:

         FIRST AMERICAN NATIONAL BANK



         By: /s/ Jerry J. Watterworth
            ------------------------------
         Name: Jerry J. Watterworth
              ----------------------------
         Title: Senior Vice President
               ---------------------------

                                 OFFICEMAX, INC.
                                 AMENDMENT NO. 1
                                 ---------------



         CONSENTED TO AND AGREED:

         MERCANTILE BANK, N.A.



         By: /s/Stephen M. Reese
            ------------------------------
         Name: Stephen M. Reese
              ----------------------------
         Title: Vice Presient
               ---------------------------

                                 OFFICEMAX, INC.
                                 AMENDMENT NO. 1
                                 ---------------



         CONSENTED TO AND AGREED:

         FLEET NATIONAL BANK



         By: /s/Kathleen A. Dimock
            ------------------------------
         Name: Kathleen A. Dimock
              ----------------------------
         Title: Vice President
               ---------------------------

                                 OFFICEMAX, INC.
                                 AMENDMENT NO. 1
                                 ---------------



         CONSENTED TO AND AGREED:

         PNC BANK, NATIONAL ASSOCIATION



         By:
            ------------------------------
         Name:
              ----------------------------
         Title:
               ---------------------------

                                 OFFICEMAX, INC.
                                 AMENDMENT NO. 1
                                 ---------------



         CONSENTED TO AND AGREED:

         THE BANK OF TOKYO-MITSUBISHI, CHICAGO BRANCH



         By: /s/Hisashi Miyashiro
            ------------------------------
         Name: Hisashi Miyashiro
              ----------------------------
         Title: Deputy General Manager
               ---------------------------

                                 OFFICEMAX, INC.
                                 AMENDMENT NO. 1
                                 ---------------



         CONSENTED TO AND AGREED:

         WELLS FARGO BANK, NA



         By: /s/Razia Damji
            ------------------------------
         Name: Razia Damji
              ----------------------------
         Title: Vice President
               ---------------------------

                                 OFFICEMAX, INC.
                                 AMENDMENT NO. 1
                                 ---------------



         CONSENTED TO AND AGREED:

         NATIONAL CITY BANK



         By: /s/Janice E. Focke
            ------------------------------
         Name: Janice E. Focke
              ----------------------------
         Title: Vice President & Senior Lending Officer
               ---------------------------

                                 OFFICEMAX, INC.
                                 AMENDMENT NO. 1
                                 ---------------



         CONSENTED TO AND AGREED:

         BANK OF HAWAII



         By: /s/Donna R. Parker
            ------------------------------
         Name: Donna R. Parker
              ----------------------------
         Title: Vice President
               ---------------------------

                                 OFFICEMAX, INC.
                                 AMENDMENT NO. 1
                                 ---------------



         CONSENTED TO AND AGREED:

         COMERICA BANK



         By: /s/Jeffrey J. Judge
            ------------------------------
         Name: Jeffrey J. Judge
              ----------------------------
         Title: Vice President
               ---------------------------

                                 OFFICEMAX, INC.
                                 AMENDMENT NO. 1
                                 ---------------




         CONSENTED TO AND AGREED:

         HUNTINGTON NATIONAL BANK



         By: /s/Laura Conway
            ------------------------------
         Name: Laura Conway
              ----------------------------
         Title: Vice President
               ---------------------------

                                 OFFICEMAX, INC.
                                 AMENDMENT NO. 1
                                 ---------------



         CONSENTED TO AND AGREED:

         SUNTRUST BANK, CENTRAL FLORIDA, N.A.



         By: /s/Stephen L. Leister
            ------------------------------
         Name: Stephen L. Leister
              ----------------------------
         Title: Vice President
               ---------------------------

                                 OFFICEMAX, INC.
                                 AMENDMENT NO. 1
                                 ---------------



         CONSENTED TO AND AGREED:

         THE DAI-ICHI KANGYO BANK, CHICAGO BRANCH



         By: /s/John S. Sneed
            ------------------------------
         Name: John S. Sneed
              ----------------------------
         Title: Senior Vice President
               ---------------------------

                                 OFFICEMAX, INC.
                                 AMENDMENT NO. 1
                                 ---------------




         CONSENTED TO AND AGREED:

         THE NORTHERN TRUST COMPANY



         By: /s/Tracy J. Toulouse
            ------------------------------
         Name: Tracy J. Toulouse
              ----------------------------
         Title: Vice President
               ---------------------------

                                 OFFICEMAX, INC.
                                 AMENDMENT NO. 1
                                 ---------------




         CONSENTED TO AND AGREED:

         FIFTH THIRD BANK



         By: /s/Roy C. Lanctot
            ------------------------------
         Name: Roy C. Lanctot
              ----------------------------
         Title: Vice President
               ---------------------------

                                   SCHEDULE I

                            LIST OF MATERIAL ENTITIES
                            -------------------------



                                      None